SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [  ]
Filed by a Party other than the Registrant [ X ]

Check the appropriate box:

[    ]  Preliminary Proxy Statement
[    ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by
        Rule 14a-6(e)(2))
[  X ]  Definitive  Proxy  Statement
[    ]  Definitive  Additional Materials
[    ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                F & M BANK CORP.
                (Name of Registrant as Specified In Its Charter)

                            JOHN M. OAKEY, III, ESQ.
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[  X  ] $125  per   Exchange  Act  Rules   0-11(c)(1)(ii),   14a-6(i)(1),
        14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[     ] $500 per each party to the  controversy  pursuant to Exchange  Act Rule
        14a-6(i)(3).

[     ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)    Title of each class of securities to which transaction applies:
               ................................................................
         2)    Aggregate number of securities to which transaction applies:
               ................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               ................................................................
         4)    Proposed maximum aggregate value of transaction:
               ................................................................
         5)    Total fee paid:
               ................................................................

[     ]  Fee paid previously with preliminary materials.

[     ]  Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:
                . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         2)    Form, Schedule or Registration Statement No.:
                . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         3)    Filing Party:
                . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         4)    Date Filed:
                . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                               F & M BANK CORP.
                              Timberville, Virginia

                   Notice of Annual Meeting of Shareholders To
                      the Shareholders of F & M Bank Corp.

         The annual meeting of shareholders of F & M Bank Corp. (the Company) will be held on Saturday, April 13, 1996, at 5:30 P.M. at McGaheysville Fire
Department  Activity  Building,  McGaheysville,   Virginia,  for  the  following
purposes:

     1. Election of two directors to be elected for three-year terms expiring in 1999.

     2. Ratification of the appointment of S.B. Hoover & Company as independent auditors for 1996.

     3. Transaction of such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

     Only shareholders of record at the close of business on March 5, 1996 are entitled to notice of and to vote at the annual meeting or any adjournments thereof.

     To assure that your shares are represented at the annual meeting, please complete, date and sign the enclosed proxy, and return it as soon as possible in the enclosed postage prepaid envelope. You may revoke your proxy at any time prior to its exercise.

                                        By Order of the Board of Directors


                                        /s/ L. A. Caplinger

                                        Larry A. Caplinger, Secretary


March 19, 1996

                                F & M BANK CORP.
                                   P.O. Box F
                           Timberville, Virginia 22853

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of shareholders of F & M Bank Corp.
(the Company) to be held Saturday, April 13, 1996 at 5:30 P.M. at the McGaheysville Fire Department Activity Building, McGaheysville, Virginia, and at any adjournments thereof (Annual Meeting). The principal executive offices of the Company are located on Main Street, Timberville, Virginia 22853. The approximate mailing date of the Proxy Statement and the accompanying proxy is March 19, 1996.

The accompanying proxy is solicited by the Board of Directors of the Company (the Board). The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mail, except, that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may make solicitations of proxies by telephone, telegraph or by personal calls. Brokerage houses and nominees may be requested to forward the proxy solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for their charges and expenses in this regard.

All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by (i) filing written notice thereof with the Secretary of the Company (Larry A. Caplinger, Secretary, F & M Bank Corp., P.O. Box F, Timberville, Virginia 22853); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or any adjournment thereof and giving the Secretary notice of his or her intention to vote in person.

An Annual Report to shareholders, including current financial statements, is being mailed to the Company's shareholders concurrently with this Proxy Statement, but is not part of the proxy solicitation materials.

         Interested shareholders may obtain, without charge,a copy of the Company's Form 10-K for the fiscal year ended December 31, 1995, as filed with the Securities and Exchange Commission, upon written request to Larry A. Caplinger, Secretary, F & M Bank Corp., P.O. Box F, Timberville, Virginia 22853.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         Only shareholders of record at the close of business on March 5, 1996 will be entitled to vote at the Annual Meeting. As of March 5, the Company had outstanding 814,288 shares of its common stock, $5 par value (Common Stock), each of which is entitled to one vote at the Annual Meeting. A majority of votes entitled to be cast on matters considered at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for purposes of establishing a quorum. Abstentions and shares held of record by a broker or its nominees (Broker Shares) which are voted on any matter are included in determining the number of votes present or represented at the Annual Meeting. Conversely, Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present. If a quorum is established, directors will be elected by a plurality of the votes cast by shareholders at the Annual

     Meeting. Votes that are withheld and Broker Shares that are not voted in the election of directors will not be included in determining the number of votes cast.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the number and percentage of shares of common stock beneficially owned, as of March 5, 1996 by each of the Company's directors and nominees and all of the Company's directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities and Exchange Act of 1934, as amended, under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.


                                          Amount Beneficially         Percent of
Name of Owner                                    Owned                   Class
--------------------------------------------------------------------------------

Thomas L. Cline                                 1,875(1)                 .230%

Julian D. Fisher                                6,910(2)                 .849%

Robert L. Halterman                             9,616                   1.181%

Lawrence H. Hoover, Jr.                        11,005(3)                1.351%

Wayne L. Long                                   5,080(4)                 .624%

Richard S. Myers                                3,740(5)                 .459%

Michael W. Pugh                                   200                    .025%

Dan B. Todd                                    11,782(6)                1.447%

Ronald E. Wampler                               2,500                    .307%

Directors and executive officers
as a group (9 persons)                         52,708                   6.473%

--------------------------------------------------------------------------------

     (1) Includes 1,241 shares owned directly, 578 shares owned jointly with another member of his household and 56 shares owned by another member of his household.

     (2) Includes 3,132 shares owned directly, 2,730 shares owned by another member of his household and 1,048 shares which are vested in the Company's stock bonus plan.

     (3) Includes 10,280 shares owned directly and 725 shares owned by members of his household.

     (4) Includes 1,284 shares owned directly and 3,796 shares owned by a member of his household.








     (5) Includes 1,600 shares owned directly and 2,140 shares held in Mr. Myers' IRA Account.

     (6) Includes 1,660 shares owned directly, 8,554 shares owned by a member of his household and 1,568 shares which are vested in the Company's stock bonus plan.


                     SECURITY OWNERSHIP OF BENEFICIAL OWNERS

         Management of the Company knows of no person who has beneficial ownership of 5% or more of the Company's outstanding common stock as of March 5, 1996.

PROPOSAL ONE                ELECTION OF DIRECTORS

         The term of office for the current Class C directors expires at the Annual Meeting. The Board of Directors has nominated such directors, namely Julian D. Fisher and Dan B. Todd for reelection, for a three-year term, by the shareholders at the Annual Meeting. The persons named as proxies in the accompanying form of proxy, unless instructed otherwise, intend to vote for the election of each of these nominees for directors. If any nominee should become unavailable to serve, the proxy may be voted for the election of a substitute nominee designated by the Board. The Board has no reason to believe any of the nominees will be unable to serve if elected.

                  The Board recommends election of the Class C
                 director nominees set forth in this statement.

                  INFORMATION CONCERNING DIRECTORS AND NOMINEES

         The following information, including the principal occupation during the past five years, is given with respect to the nominees, all of whom are current directors, for election to the Board at the Annual Meeting, as well as all directors continuing in office.

---------------------------------------------------------------------------------------------

Name and Position                       Director      Principal Occupation During
With the Company           Age          Since         the Last Five Years
---------------------------------------------------------------------------------------------

                                Director Nominees
                                -----------------

                                CLASS C DIRECTORS
            (to serve until the 1999 annual meeting of shareholders)

Julian D. Fisher           55            1990          President of Farmers & Merchants Bank
President                                              since Oct. 1991; Exec. VP of the Bank
                                                       from May 1990 to Oct. 1991

Dan B. Todd                64            1969          CEO of Farmers & Merchants Bank
                                                       since 1969; Chairman of the Board of
                                                       the Bank since Oct. 1991; Pres. of the
                                                       Company and the Bank and its
                                                       predecessor from 1969 to Oct. 1991



                         Directors Continuing in Office
                         ------------------------------

                                CLASS A DIRECTORS
            (to serve until the 1997 annual meeting of shareholders)

Lawrence H. Hoover, Jr.                    61                   1981                Attorney, Partner in Hoover, Penrod
Vice Chairman of the                                                                Davenport & Crist and its predecessor
Board                                                                               since 1971

Richard S. Myers                           48                   1988                President of Dick Myers Chevrolet-GEO
                                                                                    since February 1991

Ronald E. Wampler                          48                   1991                Farmer & partner in Dove Farms, Inc.
                                                                                    and its affiliates




                                CLASS B DIRECTORS
            (to serve until the 1998 annual meeting of shareholders)


Thomas L. Cline                            49                   1991                Secretary/Treasurer of Truck &
                                                                                    Equipment Corp. and related companies
                                                                                    since 1974

Robert L. Halterman                        60                   1980                President of Virginia Mustang Supply,
                                                                                    Inc., an auto parts company

Wayne L. Long                              66                   1985                Real Estate and retired farmer

Michael W. Pugh                            41                   1994                President of Old Dominion Realty, Inc.
                                                                                    Partner in Tri-City Development,
                                                                                    President of Colonial Appraisal Service


Compensation of Directors

         All directors of the Company who are also Directors of the Bank each received $150 for attending each Bank Board meeting in 1995. They receive no additional compensation as Directors for Board meetings of F&M Bank Corp. In addition, each Director received a bonus of $4,000 for the year ended 1995.

Board Meetings and Committees

         The Board of F&M Bank Corp. met 14 times during 1995. All incumbent members of the Board attended at least 75% of the total number of meetings of the Board. The Board of Farmers & Merchants Bank meets twice each month and primarily manages all matters for the Bank. All directors of F&M Bank Corp. are also directors of Farmers & Merchants Bank.

         For the year 1995, the Company did not have a standing audit, nominating or compensation committee.

                              SUMMARY COMPENSATION

         The Summary Compensation Table below sets forth the compensation of the Company's Chief Executive Officer for all services rendered to the Company and its subsidiary, Farmers & Merchants Bank, for the last three fiscal years.


                           SUMMARY COMPENSATION TABLE


               Name and                              Annual Compensation(1)             Other
          Principal Position           Year        Salary ($)      Bonus ($)       Compensation ($)(2)
------------------------------------------------------------------------------------------------------
Dan B. Todd                            1995        $95,000         $45,000               $31,585
  Chief Executive Officer              1994         92,500          40,000                31,195
  & Chairman of Board                  1993         90,000          35,000                30,833

     (1) The value of perquisites and other personal benefits did not exceed the lessor of $50,000 or 10% of the total of annual salary and bonus.

     (2) The amounts presented include the Company's contribution for the benefit of Mr. Todd under the Company's Stock Bonus Plan ($13,877, $13,318 and $12,791 in 1995, 1994 and 1993, respectively) and the gross value of life insurance premiums paid by the Company on behalf of Mr. Todd ($17,708, $17,877 and $18,042 in 1995, 1994 and
          1993 respectively). Pursuant to a split-dollar insurance agreement between the Company and Mr. Todd, the Company will be repaid such premium payments from the proceeds of the insurance policies. Thus, the gross premium payment amounts shown overstate the actual economic benefit to Mr. Todd.

Indebtedness and Other Transactions

         The Company's directors and officers and other corporations, business organizations, and persons with whom some of the Company's directors and officers are associated, had loan transactions at 12/31/95 with the Company's banks totaling approximately $1,199,106, or about 7.45% of average shareholders' equity for the year. All such transactions were made in the ordinary course or business on substantially the same terms, including interest rates and collateral, as those prevailing at the time in comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features.

Compliance with Section 16(a)

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10% of the common stock of the Company, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of common stock. Officers and directors are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during 1995, all filing requirements applicable to its officers and directors were complied with except that Richard S. Myers, Director, inadvertently failed to file reports between 1988 and 1995 covering 400 shares of common stock of the Company that were acquired for his IRA accounts. A corrective filing has been made.

PROPOSAL TWO                APPOINTMENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

     S. B. Hoover & Company of Harrisonburg, Virginia, was the auditor for the Company for 1995 and is being recommended to the Company's shareholders for appointment as auditors for 1996. A representative of S. B. Hoover & Company is expected to attend the Annual Meeting with the opportunity to make a statement and/or respond to appropriate questions from shareholders.

                  The Board recommends a vote for Proposal Two.


                              SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the Company's 1997 Annual Meeting must be received by the Secretary of the Company, at its principal executive offices, P.O. Box F, Timberville, Virginia 22853 for inclusion in its proxy statement relating to that meeting by November 14, 1996.

                                        By Order of the Board of Directors

                                        /s/ L. A. Caplinger

                                        Larry A. Caplinger, Secretary

March 19, 1996

                                      PROXY

                                F & M BANK CORP.

                 Annual Meeting of Shareholders, April 13, 1996

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Thomas L. Cline, Robert L. Halterman and Wayne L. Long, any or all of whom may act, with full power of substitution, as proxies to vote, as designated below, at the Annual Meeting of Shareholders to be held April 13, 1996 at 5:30 P.M. and at any adjournment thereof, the shares of F & M Bank Corp. common stock held of record by the undersigned as of March 5, 1996.

         THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS SET FORTH ON THIS PROXY.

PROPOSAL ONE                    ELECTION OF DIRECTORS

[_] FOR all nominees listed below             [_] WITHHOLD AUTHORITY to vote or
(except as marked to the contrary below)          for all nominees listed below

         Julian Fisher and Dan B. Todd for three-year terms to expire in 1999.

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

PROPOSAL TWO            APPOINTMENT OF S.B. HOOVER & COMPANY
                        AS INDEPENDENT PUBLIC ACCOUNTANTS

         [_] FOR                  [_] AGAINST             [_] ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

         Please complete, date and sign the proxy and return it as soon as possible in the enclosed postage prepaid envelope. The proxy must be signed exactly as the name or names appear on the label attached to this proxy with the exception of any stock listed in the name of the owner TOD to another individual. If signing as a trustee, executor, etc., please so indicate.

                                                Date Signed:_________________
                                                _____________________________
                                                _____________________________

                                                         Signature(s)